[Pioneer logo]

Pioneer
International Growth
Fund

ANNUAL REPORT 11/30/98

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                      10
Financial Statements                         20
Notes to Financial Statements                27
Report of Independent Public Accountants     33
Trustees, Officers and Service Providers     34
The Pioneer Family of Mutual Funds           35
Retirement Plans from Pioneer                36

Pioneer International Growth Fund

LETTER FROM THE CHAIRMAN 11/30/98

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer International Growth Fund, covering the fiscal year ended November 30, 1998. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

While Japan, Europe and emerging markets around the world are in various stages of development, all are trying to build or improve their economic infrastructure to compete in a global economy and offer international investors a compelling reason to invest. At Pioneer, we continue to believe in the value opportunities available not only in emerging markets and the smaller companies in Europe and Asia, but in some of the larger "blue-chip" companies as well. We believe this balanced, diversified approach to international investing can work for patient, long-term investors.

I would like to take a moment to note that the end of this fiscal year marks the end of an era. Current portfolio manager and the Fund's originator, Dr. Norman Kurland, stepped down after almost six years at the helm of Pioneer International Growth Fund. We wish him all the best and thank him for his years of service. His successor, Pavlos M. Alexandrakis, assumed responsibility for the day to day management of the Fund on January 8, 1999. He has been an international investment manager for our institutional clients since joining Pioneer in October 1998. We're confident that his 14 years of industry experience will serve you well.

I encourage you to read on to learn more about your Fund. The Portfolio Management Discussion in this report is especially important as it discusses changes to your Fund's portfolio over the past year and likely changes for 1999. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer International Growth Fund.

Respectfully,


/s/John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer International Growth Fund

PORTFOLIO SUMMARY 11/30/98

Portfolio Diversification
-------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart begins]

International Common Stocks   92%
Short-Term Cash Equivalent   4%
Depositary Receipts for International Stocks   3%
International Preferred Stocks   1%

[pie chart ends]

Geographical Distribution
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart begins]

United Kingdom 11.4%
Japan 10.5%
Italy 10.4%
France 9.5%
Netherlands 7.8%
Switzerland 6.3%
Germany 5.9%
Spain 5.2%
Finland 3.5%
Sweden 3.4%
Austrailia 3.0%
Singapore 3.0%
Malaysia 2.3%
India 2.0%
Hong Kong 1.9%
Thailand 1.9%
Israel 1.8%
Belgium 1.5%
Austria 1.3%
Phillippines 1.2%
South Korea 1.2%
Brazil 0.9%
Taiwan 0.9%
Norway 0.8%
Indonesia 0.7%
Argentina 0.5%
Mexico 0.4%
Czech Republic 0.3%
New Zealand 0.2%
Greece 0.1%
South Africa 0.1%
Turkey 0.1%

[bar chart ends]




10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Novartis AG               2.45%        6. San Paolo - IMI SpA         1.52%
  2. Telecom Italia SpA        1.77         7. Schmalbach Lubeca AG        1.49
  3. Nokia AB                  1.74         8. Banca Popolare di Milano    1.49
  4. Philips Electronics NV    1.59         9. Telefonica SA               1.36
  5. Repsol SA (L Shares)      1.52        10. Hays Plc                    1.30

Fund holdings will vary for other periods.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/98                           CLASS A SHARES

Share Prices and Distributions
-------------------------------------------------------------------------------

Net Asset Value
per Share                   11/30/98       11/30/97
                            $17.14         $23.66

Distributions per Share     Income         Short-Term          Long-Term
(11/30/97 -11/30/98)        Dividends      Capital Gains       Capital Gains
                            $1.154         $2.459              $0.995

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

----------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                Net Asset     Public Offering
Period            Value           Price*
Life-of-Fund      10.41%          9.26%
(3/25/93)
5 Years            4.74           3.50
1 Year            -9.35         -14.55

----------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart plot points begin]

Growth of $10,000+

       Pioneer International Growth Fund*        MSCI EAFE Index
 5/93             9425                              10000
11/93            10170                              10211
                 13134                              10083
11/94            14807                              11597
                 14451                              11580
11/95            13892                              12169
                 15002                              12456
11/96            17153                              13468
                 16713                              13921
11/97            18635                              14483
                 18263                              13865
11/98            19831                              16092
                 16556                              16146

[mountain chart plot points end]


+ Index comparison begins March 31, 1993. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Portugal, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/98                           CLASS B SHARES

Share Prices and Distributions
-------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/98      11/30/97
                           $16.63        $23.09

Distributions per Share    Income        Short-Term          Long-Term
(11/30/97 -11/30/98)       Dividends     Capital Gains       Capital Gains
                           $0.996        $2.459              $0.995

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

----------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                  If            If
Period           Held        Redeemed*
Life-of-Fund     2.65%         2.34%
(4/4/94)
1 Year         -10.09        -12.97

----------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart plot points begin]

Growth of $10,000+

       Pioneer International Growth Fund*        MSCI EAFE Index
 4/94            10000                              10000
                 10087                               9943
11/94            10329                              10421
                  9803                               9928
                  9002                               9579
11/95             9388                              10433
                 10247                              10473
                 10102                              10679
                 10966                              11193
11/96            11506                              11546
                 10884                              11297
                 11157                              11935
                 11941                              11555
11/97            12396                              12417
                 12701                              12319
                 12099                              11887
                 13395                              13344
11/98            13082                              13796
                  9824                              12302
                 10725                              13842


[mountain chart plot points end]


+ Index comparison begins April 30, 1994. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/98                           CLASS C SHARES

Share Prices and Distributions
-------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/98       11/30/97
                           $ 16.53        $ 22.90

Distributions per Share    Income         Short-Term          Long-Term
(11/30/97 -11/30/98)       Dividends      Capital Gains       Capital Gains
                           $  1.030       $  2.459            $ 0.995

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


----------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                  If         If
Period           Held     Redeemed*
Life-of-Fund     0.28%      0.28%
(1/31/96)
1 Year          -9.55      -9.55

----------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart plot points begin]

Growth of $10,000

       Pioneer International Growth Fund*        MSCI EAFE Index
 1/96            10000                               10000
                 10076                               10034
                 10588                               10351
11/96            10023                               10127
                 10275                               10699
                 10998                               10358
                 11420                               11131
11/97            11702                               11044
                 11143                               10656
                 12353                               11962
                 12067                               12368
11/98             9067                               11028
                 10079                               12409



[mountain chart plot points end]


The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/98

As Pioneer International Growth Fund's fiscal year came to a close, one of the most volatile periods in international investing showed signs that it too may be coming to an end or at least turning the corner. Following is an interview with Pavlos M. Alexandrakis, senior vice-president and the Fund's portfolio manager. Mr. Alexandrakis handles the day-to-day management of the Fund.

Q:  How did volatility affect the Fund's performance over the last year?

A: Although the Fund showed strong results in the last quarter of the fiscal year, its strong finish was not enough to erase the first nine months of losses. Interestingly, the investment strategies that hurt performance in the first three quarters produced its outperformance in the last. For the fiscal year as a whole, Class A Shares posted a total return of -9.35% at net asset value, while the 511 funds in Lipper's International category had an average return of 10.4%. The Fund's comparative index, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index returned 16.51%. (Lipper Analytical Services, Inc. is an independent research firm that tracks mutual fund performance.)

Q:  What caused the Fund's underperformance?

A: The Fund has always relied on an investment strategy that favors value-oriented stocks. That means we like inexpensive stocks - as long as the underlying companies meet our requirements for strong financial health and sound business fundamentals. This investment approach led us away from expensive European large company stocks and directed us to the extraordinary values in emerging markets and small company stocks in Europe. This was a different direction than many other funds took. It proved to be a costly decision, since large companies led one of the strongest bull markets in Europe's history. At the same time, Asia continued to suffer through one of its worst bear markets ever. Generally speaking, international investors fled small company stocks - and Asia nearly altogether - pumping money into large "blue-chip" stocks in Europe and the United States.

Pioneer International Growth Fund

    In late August, Russia defaulted on loans, sending investors out of even the blue chips. To forestall widespread and lasting panic and economic collapse, governments around the world cut interest rates. Confidence returned, especially for emerging markets where hard-pressed companies used the lower rates to restructure debt and improve their balance sheets. Investors began to notice the outstanding values available in these areas. When money started flowing back into the neglected developing markets in October and November, your Fund was fully invested and well-positioned to benefit from the rally.

Q:  Where, specifically, did the Fund benefit from the rally?

A: As of November 30, the Fund's portfolio was overweighted in emerging markets compared to the MSCI EAFE Index. Many of these investments helped in the last quarter. PT Matahari Putra Prima (Indonesia) which owns that nation's largest chain of super-malls, Pohang Iron and Steel (Korea) and Samsung Electronics (Korea) both did well. Despite a slow Korean economy and a tough global steel market, Pohang found a way to deliver relatively strong operating results. Samsung Electronics is one of the world's largest manufacturers of memory chips, or DRAMs, used in consumer electronics and personal computers.

    Korea itself had a good year. Working with the International Monetary Fund, it stabilized its currency, brought down interest rates and turned around its current account status. Although Korea still has problems, including huge debts, it is a good example of an emerging markets country that has worked hard to put itself back on the global investing map - helping to break the wall of fear around emerging markets.

Pioneer International Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/98                         (continued)

    In Europe, value-oriented small capitalization companies like Powerscreen International (U.K.), which makes equipment for recycling in materials-handling industries, recovered strongly after a steep decline. Other examples of price recovery include BTR and Siebe, two large companies held by the Fund; they're now merging to form a global leader in the key controls and automation markets.

Q:  How was the year's volatility handled?

A: Last year illustrated the risks of investing overseas (especially in emerging markets) where currency fluctuations, political strife and other factors can affect the performance of international investments.

    Over the course of the year, to balance the portfolio and reduce volatility, we shed more than half of portfolio holdings in emerging markets and also cut down investments in small companies. By the end of November, the Fund's emerging markets component was about 10% of equity assets, with less than a quarter of the portfolio in small caps. We moved the portfolio into larger-capitalization stocks including DaimlerChrysler (Germany) and more defensive stocks, such as Scottish Power (U.K.) and the French water utility, Suez Lyonnaise Des Eaux. In Europe - especially Finland, Switzerland and Italy - the Fund continued to invest in a surging worldwide telecommunications industry.

Q:  What do you see ahead for international investing and the Fund in 1999?

A: We're encouraged as Europe swings into the first phase of its unification, starting in January 1999. We expect the removal of trade barriers throughout Europe will increase competition and produce stronger more efficient companies and that bodes well for Europe's economic future. When we can find large European companies with solid business fundamentals and good prices, we will add them to the portfolio. This includes investing in the more defensive pharmaceutical and utility sectors. We will also continue to decrease the portfolio's overall exposure to small company stocks.

Pioneer International Growth Fund

    Although the Fund won't return to the heavy allocation at the beginning of the year, we will continue to be active in emerging markets. We expect to concentrate on Asia where we see positive signs for a future recovery. Latin America, we think, may have some slow years ahead, and we have chosen to pull most investments from there for the time being. Our goal is to build a balanced portfolio of quality stocks we think can provide our shareowners with a solid return in 1999. In addition, a potential recovery in undervalued emerging markets and small company stocks should add some spice to returns.

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/98

Principal
Amount                                                                    Value
                 INVESTMENT IN SECURITIES - 96.3%
                 CONVERTIBLE CORPORATE BOND - 0.0%
$1,912,000       Bangkok Land Public Co., Ltd., 4.5%, 10/13/03     $   61,184
                                                                   ----------
                 Total Convertible Corporate Bond
                 (Cost $1,393,400)                                 $   61,184
                                                                   ----------
Shares
                 PREFERRED STOCKS - 1.5%
 1,420,000       Companhia Riograndenese de Telecomunicacoes       $  697,643
    13,200       Henkel KGAA                                        1,116,567
     2,855       Suedzucker AG                                      1,312,682
   747,264       Telecomunicacoes de Sao Paulo SA                     126,940
23,400,000       Telecomunicacoes de Sao Paulo SA (Class B)*        1,646,515
    35,600       Telesudeste Celular (A.D.R.)*                        961,200
                                                                   ----------
                 Total Preferred Stocks
                 (Cost $7,548,897)                                 $5,861,547
                                                                   ----------
                 COMMON  STOCKS  - 94.8%
                 Basic  Materials  - 7.1%
                 Agricultural Products - 0.8%
 4,183,000       IOI Corporation Bhd.                              $1,840,520
 6,096,000       London Sumatra Indonesia                           1,087,838
                                                                   ----------
                                                                   $2,928,358
                                                                   ----------
                 Chemicals - 0.5%
    46,700       BASF AG                                           $1,767,302
                                                                   ----------
                 Chemicals (Diversified) - 1.1%
     8,900       Henkel KGAA                                       $  684,636
 4,200,000       Montedison SpA*                                    3,700,551
                                                                   ----------
                                                                   $4,385,187
                                                                   ----------
                 Chemicals (Specialty) - 0.0%
     3,818       Reliance Industries Ltd.                          $   10,043
                                                                   ----------
                 Containers & Packaging (Paper) - 1.6%
   383,000       Malaysian Pacific Industries Bhd.                 $  427,347
    37,950       Schmalbach Lubeca AG                               5,469,525
                                                                   ----------
                                                                   $5,896,872
                                                                   ----------
                 Gold & Precious Metals & Mining - 0.7%
 2,160,715       Orogen Minerals Ltd.                              $2,796,831
                                                                   ----------


10   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                    Value
                 Iron & Steel - 1.1%
    39,000       Boehler - Uddeholm AG                             $  1,820,185
   182,000       Broken Hill Proprietary Co., Ltd.                    1,446,650
    15,130       Pohang Iron & Steel Co.                                846,005
                                                                   ------------
                                                                   $  4,112,840
                                                                   ------------
                 Paper & Forest Products - 1.3%
   230,000       Buhrmann N.V.                                     $  3,739,740
 1,302,000       Jaya Tiasa Holdings Bhd.                             1,315,705
                                                                   ------------
                                                                   $  5,055,445
                                                                   ------------
                 Total Basic Materials                             $ 26,952,878
                                                                   ------------
                 Capital Goods - 11.7%
                 Electrical Equipment - 1.8%
 6,954,000       IDT International Ltd.                            $  1,023,836
    91,900       Philips Electronics NV                               5,813,719
                                                                   ------------
                                                                   $  6,837,555
                                                                   ------------
                 Engineering & Construction - 2.2%
   579,000       Ashtead Group Plc                                 $  1,604,452
   406,166       Powerscreen International Plc*                         830,738
    35,000       Technip                                              2,965,268
       200       Unitech Ltd.                                               199
    34,850       VA Technologies AG                                   2,920,106
                                                                   ------------
                                                                   $  8,320,763
                                                                   ------------
                 Machinery (Diversified) - 2.8%
    53,300       Sampo Insurance Co., Ltd.                         $  1,901,173
    49,000       Sidel SA                                             3,712,121
   900,000       Siebe Plc                                            3,236,219
   131,000       Valmet Corp.                                         1,714,161
                                                                   ------------
                                                                   $ 10,563,674
                                                                   ------------
                 Manufacturing (Diversified) - 2.4%
    86,000       Bodycote International Plc                        $  1,241,211
 1,657,000       BTR Plc                                              3,389,090
    12,600       Plettac AG                                           1,142,315
   936,800       TT Group Plc                                         3,167,668
                                                                   ------------
                                                                   $  8,940,284
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)

Shares                                                                    Value
                 Office Equipment & Supplies - 1.8%
   166,000       Canon, Inc.                                       $  3,664,935
    80,500       Koninklije Ahrend NV                                 1,893,920
    79,789       Samas-Groep NV                                       1,297,348
                                                                   ------------
                                                                   $  6,856,203
                                                                   ------------
                 Trucks & Parts - 0.7%
     1,200       Bucher Holding AG                                 $  1,100,050
   113,300       Svedala Industri AB                                  1,684,955
                                                                   ------------
                                                                   $  2,785,005
                                                                   ------------
                 Total Capital Goods                               $ 44,303,484
                                                                   ------------
                 Communication Services - 9.8%
                 Cellular/Wireless Telecommunications - 1.1%
   382,500       Cable & Wireless Optus Ltd.*                      $    716,225
     5,200       Panafon Hellenic Telecom SA*                            93,144
    14,200       Sonera Group Plc*                                      199,574
   663,000       Telecom Italia Mobile SpA                            2,790,540
   759,600       United Communication Industry Public Co., Ltd.*        378,747
                                                                   ------------
                                                                   $  4,178,230
                                                                   ------------
                 Telephone - 8.7%
   392,700       Mahanagar Telephone Nigam Ltd.*                   $  1,588,600
       690       NTT Data Corp.                                       3,013,149
       104       NTT Mobile Communication Network, Inc.*              3,967,533
     8,600       Swisscom AG*                                         2,894,793
 4,221,000       Technology Resources Industries Bhd.                 1,910,558
 1,582,100       TelecomAsia Corp. Public Co., Ltd.*                    734,077
   740,000       Telecom Italia SpA Di Risp                           4,621,283
   802,488       Telecom Italia SpA                                   6,499,687
    52,500       Telefonica de Argentina SA (Class B) (A.D.R.)        1,699,688
   105,909       Telefonica SA                                        4,974,458
   106,600       Videsh Sanchar Nigam Ltd. (G.D.R.)                   1,089,985
                                                                   ------------
                                                                   $ 32,993,811
                                                                   ------------
                 Total Communication Services                      $ 37,172,041
                                                                   ------------
                 Consumer Cyclicals - 13.4%
                 Automobiles - 0.5%
    18,500       DaimlerChrysler AG*                               $  1,737,186
                                                                   ------------
                 Auto Parts & Equipment - 0.6%
    61,000       AutoLiv, Inc.                                     $  2,200,447
                                                                   ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                    Value
                 Building Materials - 1.3%
    97,310       Asko OY                                           $  1,565,713
    10,620       Cemex SA de CV                                          25,782
   554,000       Cemex SA de CV (Class B)                             1,608,369
   310,154       Williams Plc                                         1,918,436
                                                                   ------------
                                                                   $  5,118,300
                                                                   ------------
                 Consumer (Jewelry, Novelties, & Gifts) - 0.3%
   182,000       Safilo SpA                                        $    987,064
                                                                   ------------
                 Homebuilding - 0.5%
23,189,000       DMCI Holdings Inc.                                $  1,165,336
 1,266,600       Land & House Public Co., Ltd.*                         938,547
                                                                   ------------
                                                                   $  2,103,883
                                                                   ------------
                 Household Furniture & Appliances - 2.3%
     5,150       Forbo Holding AG                                  $  2,268,316
    24,800       Ryohin Keikaku Ltd.                                  2,818,182
    54,000       Sony Corp.                                           3,949,188
                                                                   ------------
                                                                   $  9,035,686
                                                                   ------------
                 Leisure Time (Products) - 0.0%
     1,370       Bajaj Auto Ltd.                                   $     17,889
       200       Bajaj Auto Ltd. (Dematerialized Shares)                  2,549
                                                                   ------------
                                                                   $     20,438
                                                                   ------------
                 Publishing (Newspapers) - 0.2%
   705,000       Star Publications                                 $    749,526
                                                                   ------------
                 Retail (Department Stores) - 0.5%
56,411,500       PT Matahari Putra Prima*                          $  1,899,377
                                                                   ------------
                 Retail (General Merchandise) - 0.1%
   826,000       Woolworths Holdings Ltd.                          $    413,526
                                                                   ------------
                 Retail (Home Shopping) - 0.9%
   436,500       Next Plc                                          $  3,563,924
                                                                   ------------
                 Retail (Specialty) - 1.1%
   370,000       Arriva Plc                                        $  2,538,832
   498,000       Carpetright Plc                                      1,634,637
                                                                   ------------
                                                                   $  4,173,469
                                                                   ------------
                 Retail (Specialty/Apparel) - 0.3%
 6,252,000       Giordano International Ltd.*                      $  1,025,448
                                                                   ------------
                 Services (Commercial & Consumer) - 3.8%
    54,700       Hagemeyer NV                                      $  1,918,947

The accompanying notes are an integral part of these financial statements.   13

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)

Shares                                                                    Value
                 Services (Commercial & Consumer) - (continued)
   565,000       Hays Plc                                          $  4,771,527
 1,647,800       Jasmine International Public Co., Ltd.*                456,454
71,502,200       Net Holding AS*                                        311,892
   326,000       Rentokil Initial Plc                                 2,123,996
   185,500       Select Appointments Holdings Plc                     1,915,390
   108,900       Stork NV                                             2,772,745
                                                                   ------------
                                                                   $ 14,270,951
                                                                   ------------
                 Textiles (Apparel) - 0.2%
 4,955,000       Goldiron Holdings Ltd.                            $    601,537
        16       Super Spinning Mills*                                       12
                                                                   ------------
                                                                   $    601,549
                                                                   ------------
                 Textiles (Home Furnishings) - 0.8%
    23,323       Chargeurs International SA                        $  1,223,707
    85,000       Industrie Natuzzi SpA (A.D.R.)                       1,880,625
                                                                   ------------
                                                                   $  3,104,332
                                                                   ------------
                 Total Consumer Cyclicals                          $ 51,005,106
                                                                   ------------
                 Consumer Staples - 7.0%
                 Beverages (Non-Alcoholic) - 0.5%
    62,096       Louis Dreyfus Citrus                              $  1,743,080
                                                                   ------------
                 Broadcasting (Television/Radio/Cable) - 0.9%
15,782,000       Benpres Holdings Corp. (G.D.R.)*                  $  2,323,239
   186,600       Central European Media Enterprises Ltd.*             1,212,900
                                                                   ------------
                                                                   $  3,536,139
                                                                   ------------
                 Distributors (Food & Health) - 0.4%
    24,000       Gehe AG                                           $  1,534,970
                                                                   ------------
                 Entertainment - 1.4%
    13,730       Pathe SA                                          $  2,896,013
   139,800       Pearson Plc                                          2,513,464
                                                                   ------------
                                                                   $  5,409,477
                                                                   ------------
                 Foods - 1.0%
    27,200       Huhtamaki (Series I)                              $  1,001,842
12,335,625       JG Summit Holding Inc. (Series B)*                     798,372
 4,096,875       JG Summit Holding Inc. (Series B)+*                    265,153
   417,800       Thai Union Frozen Products Public Co., Ltd.          1,475,609
                                                                   ------------
                                                                   $  3,540,976
                                                                   ------------
                 Household Products (Non-Durables) - 1.3%
   138,000       Hunter Douglas NV                                 $  4,747,425
                                                                   ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                    Value
                 Restaurants - 0.2%
 1,165,000       Kentucky Fried Chicken Bhd.                       $    833,895
                                                                   ------------
                 Retail Stores (Food Chains) - 0.8%
    39,400       Delhaize-Le Lion, SA                              $  3,231,631
                                                                   ------------
                 Services (Facilities & Environment) - 0.5%
    76,700       Brambles Industries Ltd.                          $  1,879,872
                                                                   ------------
                 Total Consumer Staples                            $ 26,457,465
                                                                   ------------
                 Energy - 5.0%
                 Oil (International Integrated) - 1.6%
    19,300       Elf Aquitaine                                     $  2,405,206
   844,000       Saipem SpA                                           3,675,464
                                                                   ------------
                                                                   $  6,080,670
                                                                   ------------
                 Oil & Gas (Exploration & Production) - 1.2%
 1,187,000       Cultus Petroleum NL*                              $    537,013
     3,230       Oil & Natural Gas Commission Ltd.                       14,049
    73,000       Veba AG                                              4,044,917
                                                                   ------------
                                                                   $  4,595,979
                                                                   ------------
                 Oil & Gas (Refining & Marketing) - 2.2%
   138,900       Hindustan Petroleum Corp., Ltd.                   $    793,668
    98,500       Repsol SA (L Shares)                                 5,581,780
    15,600       Total SA (Class B)                                   1,933,136
                                                                   ------------
                                                                   $  8,308,584
                                                                   ------------
                 Total Energy                                      $ 18,985,233
                                                                   ------------
                 Financial - 14.0%
                 Banks (Major Regional) - 5.9%
   598,000       Banca Popolare di Milano                          $  5,464,682
   119,340       Banco De Santander SA                                2,438,885
   220,000       Dao Heng Bank Ltd.                                     642,129
    21,000       DePfa-Bank                                           1,733,031
   262,220       Development Bank of Singapore Ltd.                   1,987,117
   132,000       Housing & Commercial Bank                              901,541
 4,290,000       JCG Holdings Ltd.                                    1,523,634
   119,831       Kookmin Bank                                           562,609
 2,247,600       National Finance Public Co., Ltd.*                     747,125
    28,000       Societe Generale                                     4,409,759
       750       State Bank of India Ltd. (Dematerialized Shares)         2,589
       250       State Bank of India Ltd.                                   884
    47,950       Svenska Handelbanken                                 1,933,016
                                                                   ------------
                                                                   $ 22,347,001
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)

Shares                                                                                 Value
                 Banks (Money Center) - 1.4%
   338,500       San Paolo - IMI SpA*                                           $  5,551,823
                                                                                ------------
                 Banks (Regional) - 0.5%
   296,000       Australia & New Zealand Banking Ltd.                           $  1,954,771
                                                                                ------------
                 Financial (Diversified) - 3.2%
   124,500       AMP Ltd.*                                                      $  1,613,015
     2,384       Industrial Credit & Investment Corp. of India Ltd.                    2,393
     4,722       Industrial Credit & Investment Corp. of India Ltd.
                 (Dematerialized Shares)                                               4,741
    64,000       ING Groep NV CVA                                                  3,663,931
    37,900       Nichiei Co., Ltd.                                                 3,051,688
    11,300       Shohkoh Fund                                                      3,723,864
                                                                                ------------
                                                                                $ 12,059,632
                                                                                ------------
                 Insurance (Multi-Line) - 2.0%
    10,350       Axa Colonia Konzern AG                                         $  1,214,094
    39,000       Catalana Occidente SA                                             1,056,391
 1,564,800       Malaysian Assurance Alliance Bhd.*                                1,238,663
     5,500       Zurich Allied AG*                                                 3,927,164
                                                                                ------------
                                                                                $  7,436,312
                                                                                ------------
                 Savings & Loan Companies - 1.0%
 2,406,000       Hong Leong Finance Ltd.                                        $  3,865,353
                                                                                ------------
                 Total Financial                                                $ 53,214,892
                                                                                ------------
                 Healthcare - 6.7%
                 Healthcare (Drugs/Generic & Other) - 0.4%
    70,000       Sankyo Co. Ltd.                                                $  1,590,909
                                                                                ------------
                 Healthcare (Drugs/Major Pharmaceuticals) - 5.0%
   104,666       Astra AB                                                       $  1,916,748
    75,860       Fabrica Espanola de Productos Quimicos y Farmaceuticos, SA        1,261,268
   283,400       Medeva Plc                                                          481,477
     4,785       Novartis AG                                                       8,978,515
    67,135       Rhone-Poulenc SA                                                  3,345,421
       156       Roche Holdings AG                                                 1,832,271
   870,000       SkyePharma Plc*                                                   1,191,067
                                                                                ------------
                                                                                $ 19,006,767
                                                                                ------------
                 Healthcare (Medical Products/Supplies) - 1.3%
   196,200       Biora AB*                                                      $  1,350,393
   168,000       Terumo Corp.                                                      3,729,545
                                                                                ------------
                                                                                $  5,079,938
                                                                                ------------
                 Total Healthcare                                               $ 25,677,614
                                                                                ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                    Value
                 Technology - 15.7%
                 Communications Equipment - 4.4%
    24,400       Alcatel Alsthom SA                                $ 3,225,199
    38,750       ECI Telecommunications Ltd.                         1,385,313
    63,700       Nokia AB                                            6,365,678
   115,200       Tadiran Telecommunications Ltd.                     2,253,600
   122,300       Telefonaktiebolaget LM Ericsson (Series B)          3,397,097
                                                                   -----------
                                                                   $16,626,887
                                                                   -----------
                 Computers (Hardware) - 0.5%
    40,000       Samsung Electronics Co.                           $ 2,138,042
                                                                   -----------
                 Computers (Peripherals) - 0.5%
    13,500       Logitech International AG*                        $ 1,677,469
    26,300       Logitech International AG (A.D.R.)*                   318,888
                                                                   -----------
                                                                   $ 1,996,357
                                                                   -----------
                 Computers (Software & Services) - 1.8%
    31,000       NIIT Ltd. (Dematerialized Shares)                 $   963,927
    86,000       Pentafour Software & Exports Ltd.                     982,598
    45,000       Pentafour Software & Exports Ltd. (G.D.R.)            514,152
   100,000       Satyam Computer Services Ltd.                       1,233,560
   226,500       Tecnomatix Technologies Ltd.*                       3,086,063
                                                                   -----------
                                                                   $ 6,780,300
                                                                   -----------
                 Electronics (Component Distributors) - 2.4%
     8,100       Barco N.V                                         $ 2,169,043
   854,200       KCE Electronics Public Co., Ltd.*                   1,407,892
   463,000       Toshiba Corp.                                       2,593,101
   582,000       Varitronix International Ltd.                       1,112,437
   510,000       Venture Manufacturing Ltd.*                         1,947,863
                                                                   -----------
                                                                   $ 9,230,336
                                                                   -----------
                 Electronics (Instrumentation) - 0.9%
   649,500       Elec & Eltek International Co., Ltd.              $ 3,344,925
                                                                   -----------
                 Electronics (Semiconductors) - 4.1%
   843,000       Advanced Semiconductor Engineering Inc.*          $ 1,701,849
    40,100       Rohm Co., Ltd.                                      3,385,065
    40,000       SGS Thomson Microelectronics (A.D.R.)*              2,685,000
    42,700       STMicroelectronics NV*                              2,987,169
   696,000       Taiwan Semiconductors Manufacturing Co.*            1,683,956
    81,000       Tokyo Electron Ltd.                                 3,024,351
                                                                   -----------
                                                                   $15,467,390
                                                                   -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)


Shares                                                                    Value
                 Equipment (Semiconductor) - 0.2%
2,356,000        ASM Pacific Technology Ltd.                       $    897,611
                                                                   ------------
                 Services (Computer Systems) - 0.2%
1,366,000        Loxley Public Co., Ltd.*                          $    586,510
                                                                   ------------
                 Services (Data Processing) - 0.7%
  253,000        Merkantildata ASA                                 $  2,737,144
                                                                   ------------
                 Total Technology                                  $ 59,805,502
                                                                   ------------
                 Transportation - 0.4%
                 Airlines - 0.4%
  222,000        British Airways Plc                               $  1,501,329
  389,000        Modi Luft Ltd.*                                         27,407
                                                                   ------------
                                                                   $  1,528,736
                                                                   ------------
                 Railroads - 0.0%
      526        Great Eastern Shipping Co.                        $        295
                                                                   ------------
                 Total Transportation                              $  1,529,031
                                                                   ------------
                 Utilities - 4.0%
                 Electric Companies - 2.1%
    2,250        BSES Ltd. (Dematerialized Shares)                 $      8,323
       50        BSES Ltd.                                                  170
  136,500        Endesa SA                                            3,560,253
  402,000        Scottish Power Plc                                   4,263,595
                                                                   ------------
                                                                   $  7,832,341
                                                                   ------------
                 Natural Gas - 0.2%
  393,000        Fletcher Challenge Energy*                        $    829,491
                                                                   ------------
                 Power Producers - 0.7%
1,867,000        AEM SpA*                                          $  2,800,917
                                                                   ------------
                 Water Utilities - 1.0%
   19,200        Suez Lyonnaise Des Eaux                           $  3,789,918
                                                                   ------------
                 Total Utilities                                   $ 15,252,667
                                                                   ------------
                 Total Common Stocks
                 (Cost $388,304,191)                               $360,355,913
                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $397,246,488) (a)                           $366,278,644
                                                                   ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Principal
Amount                                                                    Value
                 TEMPORARY CASH INVESTMENT - 3.7%
                 Commercial Paper - 3.7%
$13,897,000      Household Finance Corp., 5.38%, 12/1/98         $ 13,897,000
                                                                 ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $13,897,000)                              $ 13,897,000
                                                                 ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENT - 100%
                 (Cost $411,143,488) (b)(c)                      $380,175,644
                                                                 ============

*   Non-income producing security.

+ Security is restricted for resale until receipt of shares in six month intervals from January 1999 through January 2000.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

  United Kingdom                             11.4%
  Japan                                      10.5
  Italy                                      10.4
  France                                      9.5
  Netherlands                                 7.8
  Switzerland                                 6.3
  Germany                                     5.9
  Spain                                       5.2
  Finland                                     3.5
  Sweden                                      3.4
  Australia                                   3.0
  Singapore                                   3.0
  Malayasia                                   2.3
  India                                       2.0
  Hong Kong                                   1.9
  Thailand                                    1.9
  Israel                                      1.8
  Belgium                                     1.5
  Austria                                     1.3
  Philippines                                 1.2
  South Korea                                 1.2
  Others (Individually less than 1%)          5.0
                                            -----
                                            100.0%
                                            =====

(b) At November 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $417,748,694 was as follows:


  Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost         $ 33,160,641
  Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value          (70,733,691)
                                                            ------------
  Net unrealized loss                                       $(37,573,050)
                                                            ============

(c) At November 30, 1998, the Fund had a capital loss carry forward of $46,222,643 which will expire in 2006 if not used.


    Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1998, aggregated $527,456,526 and $580,104,542, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Growth Fund

BALANCE SHEET 11/30/98

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $13,897,000)(cost $411,143,488)                        $380,175,644
  Cash                                                                          3,797
  Foreign currencies, at value                                              2,264,906
  Receivables -
   Investment securities sold                                               1,012,289
   Fund shares sold                                                         1,226,990
   Dividends, interest and foreign taxes withheld                             862,319
   Forward foreign currency settlement hedge contracts, net                     3,422
   Forward foreign currency portfolio hedge contracts, closed - net         1,454,516
  Other                                                                         8,052
                                                                         -------------
    Total assets                                                         $387,011,935
                                                                         -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $  3,065,071
   Fund shares repurchased                                                  3,016,159
   Forward foreign currency portfolio hedge contracts, open - net           1,135,439
  Due to affiliates                                                           641,435
  Accrued expenses                                                            223,141
                                                                         -------------
    Total liabilities                                                    $  8,081,245
                                                                         -------------
NET ASSETS:
  Paid-in capital                                                        $467,262,338
  Accumulated undistributed net investment income                           1,728,003
  Accumulated net realized loss on investments and
    foreign currency transactions                                         (57,958,814)
  Net unrealized loss on investments                                      (30,967,844)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies               (1,132,993)
                                                                         -------------
    Total net assets                                                     $378,930,690
                                                                         ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $314,380,838/18,342,162 shares)                      $      17.14
                                                                         ============
  Class B (based on $58,519,117/3,519,688 shares)                        $      16.63
                                                                         ============
  Class C (based on $6,030,735/364,870 shares)                           $      16.53
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $      18.19
                                                                         ============

20 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended 11/30/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $900,669)     $  9,465,472
  Interest (net of foreign taxes withheld of $937)               983,784
                                                            ------------
     Total investment income                                                    $ 10,449,256
                                                                                ------------
EXPENSES:
  Management fees                                           $  4,258,952
  Transfer agent fees
   Class A                                                       988,565
   Class B                                                       264,720
   Class C                                                        13,969
  Distribution fees
   Class A                                                       926,433
   Class B                                                       734,354
   Class C                                                        83,597
  Accounting                                                     126,622
  Custodian fees                                                 711,640
  Registration fees                                               32,478
  Professional fees                                              139,808
  Printing                                                        94,078
  Fees and expenses of nonaffiliated trustees                     17,450
  Miscellaneous                                                   38,877
                                                            ------------
     Total expenses                                                             $  8,431,543
     Less fees paid indirectly                                                       (36,425)
                                                                                ------------
     Net expenses                                                               $  8,395,118
                                                                                ------------
      Net investment income                                                     $  2,054,138
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                              $(52,397,204)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         4,513,365        $(47,883,839)
                                                            ------------        ------------
  Change in net unrealized gain or loss from:
   Investments                                              $ 10,199,616
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (3,392,330)       $  6,807,286
                                                            ------------        ------------
  Net loss on investments and foreign currency
    transactions                                                                $(41,076,553)
                                                                                ------------
  Net decrease in net assets resulting from operations                          $(39,022,415)
                                                                                ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 11/30/98 and 11/30/97


                                                           Year Ended          Year Ended
                                                            11/30/98            11/30/97
FROM OPERATIONS:
Net investment income                                    $   2,054,138        $  1,977,409
Net realized gain (loss) on investments and foreign
  currency transactions                                    (47,883,839)         84,256,383
Change in net unrealized gain or loss on investments
  and foreign currency transactions                          6,807,286         (45,193,791)
                                                         -------------        ------------
 Net increase (decrease) in net assets resulting from
   operations                                            $ (39,022,415)       $ 41,040,001
                                                         -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($1.15 and $0.26 per share, respectively)       $ (19,268,038)       $ (4,209,556)
 Class B ($1.00 and $0.12 per share, respectively)          (3,505,142)           (388,111)
 Class C ($1.03 and $0.24 per share, respectively)            (357,766)            (68,180)
Net realized gain:
 Class A ($3.45 and $1.47 per share, respectively)         (57,897,428)        (23,543,245)
 Class B ($3.45 and $1.47 per share, respectively)         (12,190,151)         (4,472,638)
 Class C ($3.45 and $1.47 per share, respectively)          (1,209,372)           (393,748)
                                                         -------------        ------------
  Total distributions to shareholders                    $ (94,427,897)       $(33,075,478)
                                                         -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 354,096,823        $187,745,265
Reinvestment of distributions                               81,627,184          28,780,975
Cost of shares repurchased                                (409,656,326)       (192,267,534)
                                                         -------------        ------------
 Net increase in net assets resulting from fund share
   transactions                                          $  26,067,681        $ 24,258,706
                                                         -------------        ------------
 Net increase (decrease) in net assets                   $(107,382,631)       $ 32,223,229
NET ASSETS:
Beginning of year                                          486,313,321         454,090,092
                                                         -------------        ------------
End of year (including accumulated undistributed net
  investment income of $1,728,003 and $17,373,634,
  respectively)                                          $ 378,930,690        $486,313,321
                                                         =============        ============

22   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

For the Years Ended 11/30/98 and 11/30/97

CLASS A                               '98 Shares      '98 Amount      '97 Shares     '97 Amount
Shares sold                           12,785,423     $236,139,826      5,456,967     $131,194,746
Reinvestment of distributions          3,705,396       68,196,730      1,142,596       24,704,550
Less shares repurchased              (14,870,731)    (276,970,065)    (6,082,244)    (146,346,003)
                                     -----------     ------------     ----------     ------------
  Net increase                         1,620,088     $ 27,366,491        517,319     $  9,553,293
                                     ===========     ============     ==========     ============
CLASS B
Shares sold                            1,155,440     $ 21,251,455      1,034,695     $ 24,566,818
Reinvestment of distributions            695,509       12,514,722        181,443        3,859,829
Less shares repurchased               (1,858,942)     (33,266,363)      (705,023)     (16,791,077)
                                     -----------     ------------     ----------     ------------
  Net increase (decrease)                 (7,993)    $    499,814        511,115     $ 11,635,570
                                     ===========     ============     ==========     ============
CLASS C
Shares sold                            5,432,534     $ 96,705,542      1,309,647     $ 31,983,701
Reinvestment of distributions             51,487          915,732         10,261          216,596
Less shares repurchased               (5,525,362)     (99,419,898)    (1,179,805)     (29,130,454)
                                     -----------     ------------     ----------     ------------
  Net increase (decrease)                (41,341)    $ (1,798,624)       140,103     $  3,069,843
                                     ===========     ============     ==========     ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/98

                                                               Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                11/30/98     11/30/97     11/30/96      11/30/95     11/30/94(a)
CLASS A
Net asset value, beginning of year                              $ 23.66      $ 23.39      $ 21.21      $  21.55       $  20.91
                                                                -------      -------      -------      --------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.14      $  0.13      $  0.10      $  (0.04)      $   0.19
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  ( 2.06)        1.87         2.32          0.80           1.87
                                                                -------      -------      -------      --------       -------
 Net increase (decrease) from investment operations             $ (1.92)     $  2.00      $  2.42      $   0.76       $   2.06
Distributions to shareholders:
 Net investment income                                            (1.15)       (0.26)           -             -          (0.03)
 Net realized gain                                                (3.45)       (1.47)       (0.24)        (1.10)         (1.39)
                                                                -------      -------      -------      --------       --------
Net increase (decrease) in net asset value                      $ (6.52)     $  0.27      $  2.18      $  (0.34)      $   0.64
                                                                -------      -------      -------      --------       --------
Net asset value, end of year                                    $ 17.14      $ 23.66      $ 23.39      $  21.21       $  21.55
                                                                =======      =======      =======      ========       ========
                                                                  (9.35)%       9.28%       11.40%         3.81%         10.03%
Ratio of net expenses to average net assets                        1.73%+       1.69%+       1.77%+        2.00%+         1.95%
Ratio of net investment income (loss) to average net assets        0.60%+       0.51%+       0.26%+       (0.23)%+        0.84%
Portfolio turnover rate                                             123%         154%         173%          219%           275%
Net assets, end of year (in thousands)                          $314,381     $395,572     $378,956     $308,488       $282,033
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      1.72%        1.67%        1.76%         1.98%             -
 Net investment income (loss)                                      0.61%        0.53%        0.27%       ( 0.21)%            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.

24   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/98

                                                                 Year Ended     Year Ended
                                                                11/30/98(a)      11/30/97
CLASS B
Net asset value, beginning of period                            $ 23.09          $ 22.89
                                                                -------          -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $ (0.04)         $ (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (1.97)            1.85
                                                                -------          -------
  Net increase (decrease) from investment operations            $ (2.01)         $  1.79
Distributions to shareholders:
 Net investment income                                            (1.00)           (0.12)
 Net realized gain                                                (3.45)           (1.47)
                                                                -------          -------
Net increase (decrease) in net asset value                      $ (6.46)         $  0.20
                                                                -------          -------
Net asset value, end of period                                  $ 16.63          $ 23.09
                                                                =======          =======
Total return*                                                    (10.09)%           8.44%
Ratio of net expenses to average net assets                        2.57%+           2.49%+
Ratio of net investment income (loss) to average net assets       (0.24)%+         (0.23)%+
Portfolio turnover rate                                             123%             154%
Net assets, end of period (in thousands)                        $58,519          $81,438
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.56%            2.47%
 Net investment loss                                              (0.23)%          (0.21)%



Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/98

                                                                Year Ended     Year Ended      4/4/94 to
                                                                 11/30/96       11/30/95      11/30/94(a)
CLASS B
Net asset value, beginning of period                            $ 20.94          $ 21.45        $ 21.06
                                                                -------          -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.15          $ (0.17)       $  0.06
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    2.04             0.76           0.33
                                                                -------          -------        ------
  Net increase (decrease) from investment operations            $  2.19          $  0.59        $  0.39
Distributions to shareholders:
 Net investment income                                                -                -              -
 Net realized gain                                                (0.24)           (1.10)             -
                                                                -------          -------        -------
Net increase (decrease) in net asset value                      $  1.95          $ (0.51)       $  0.39
                                                                -------          -------        -------
Net asset value, end of period                                  $ 22.89          $ 20.94        $ 21.45
                                                                =======          =======        =======
Total return*                                                     10.45%            3.00%          1.85%
Ratio of net expenses to average net assets                        2.60%+           2.80%+         3.02%**
Ratio of net investment income (loss) to average net assets       (0.51)%+         (1.04)%+        0.72%**
Portfolio turnover rate                                             173%             219%           275%
Net assets, end of period (in thousands)                        $69,056          $34,385        $21,236
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.58%            2.77%             -
 Net investment loss                                              (0.49)%          (1.01)%            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   25

 Pioneer International Growth Fund

 FINANCIAL HIGHLIGHTS 11/30/98


                                                         Year Ended      Year Ended       1/31/96 to
                                                        11/30/98(a)     11/30/97(a)        11/30/96
CLASS C
Net asset value, beginning of period                       $22.90          $22.84            $22.46
                                                           ------          ------           -------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $(0.02)         $    -            $ 0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions            (1.87)           1.77              0.60
                                                           ------          ------           -------
   Net increase (decrease) from investment
     operations                                            $(1.89)         $ 1.77            $ 0.62
Distributions to shareholders:
  Net investment income                                     (1.03)          (0.24)                -
  Net realized gain                                         (3.45)          (1.47)            (0.24)
                                                           ------          ------           -------
Net increase (decrease) in net asset value                 $(6.37)         $ 0.06            $ 0.38
                                                           ------          ------           -------
Net asset value, end of period                             $16.53          $22.90            $22.84
                                                           ======          ======           =======
Total return*                                               (9.55)%          8.45%             2.75%
Ratio of net expenses to average net assets                  2.38%+          2.50%+            2.36%**+
Ratio of net investment income (loss) to average
  net assets                                                (0.13)%+        (0.03)%+           0.13%**+
Portfolio turnover rate                                       123%            154%              173%
Net assets, end of period (in thousands)                   $6,031          $9,303            $6,078
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                               2.35%           2.47%             2.31%**
  Net investment income (loss)                              (0.10)%          0.00%             0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/98

1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)

   have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

   At November 30, 1998, the Fund also had investments in certain securities with a market value of $8,316,214 which, if sold, cannot be repatriated until one year after sale.


B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future

Pioneer International Growth Fund


   date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   At November 30, 1998, the Fund has reclassified $5,431,177 from accumulated net realized loss on investments and foreign currency transactions to distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $237,661 in underwriting commissions on the sale of fund shares during the year ended November 30, 1998.

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)

F. Class Allocations
   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1998,

Pioneer International Growth Fund

$318,398 was payable to PIM related to management fees, administrative and certain other expenses.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $207,090 in transfer agent fees payable to PSC at November 30, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $115,947 in distribution fees payable to PFD at November 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1998, CDSCs in the amount of $228,747 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1998, the Fund's expenses were reduced by $36,425 under such arrangements.

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)

6. Forward Foreign Currency Contracts

At November 30, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1998 were as follows:


--------------------------------------------------------------------------------

                   Contracts          In Exchange       Settlement                        Net Unrealized
 Currency         to Deliver              For              Date             Value          Gain (Loss)
----------   -------------------   -----------------   ------------   ----------------   ---------------
  GBP            (5,975,143)       $(10,000,000)       10/19/99       $ (9,763,731)      $   236,269
  GBP           (15,121,273)        (25,000,000)       11/19/99        (24,692,902)          307,098
  HKD           (37,081,500)         (4,553,789)        2/12/99         (4,782,179)         (228,390)
  JPY          (614,310,000)         (5,139,360)        1/28/99         (5,028,127)          111,233
  JPY        (3,773,830,000)        (30,000,000)        6/16/99        (31,458,647)       (1,458,647)
  KRW        (1,557,000,000)         (1,116,129)         8/4/99         (1,219,131)         (103,002)
                                   ------------                       ------------       -----------
                                   $(75,809,278)                      $(76,944,717)      $(1,135,439)
                                   ============                       ============       ===========

-------------------------------------------------------------------------------


Included in accumulated net realized loss on investments and foreign currency transactions is $1,454,516, which represents the realized gain on closed but unsettled portfolio hedges totaling $58,013,101.

At November 30, 1998, the gross forward foreign currency settlement contracts receivable and payable were $842,267 and $838,845 respectively, resulting in a net receivable of $3,422.


7. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended November 30, 1998, the Fund had no borrowings under this agreement.

Pioneer International Growth Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer International Growth
Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund as of November 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 1999

Pioneer International Growth Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Norman Kurland, Vice President
John W. Kendrick                      John A. Boynton, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.



    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo]

Pioneer Investment Management, Inc.
60 State Street                              0199-5882
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    [recycle logo] Printed on Recycled Paper